UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 2, 2020
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2020, the Board of Directors (the “Board”) of Plexus Corp. (the “Company”) appointed Joel Quadracci as a director, effective immediately.

Mr. Quadracci, age 51, has been a director of Quad/Graphics, Inc., a worldwide marketing solutions partner (“Quad”) since 2003, its President since January 2005, its President and Chief Executive Officer since July 2006 and its Chairman, President and Chief Executive Officer since January 2010. Mr. Quadracci joined Quad in 1991 and, prior to becoming President and Chief Executive Officer, served in various capacities, including Sales Manager, Regional Sales Strategy Director, Vice President of Print Sales, Senior Vice President of Sales & Administration and President and Chief Operating Officer. Mr. Quadracci has served as the President of the board of trustees of the Milwaukee Art Museum since December 2018. He serves on the board of directors for Rise Interactive Media & Analytics, LLC; Pixability, Inc.; Road America, Inc.; Skidmore College; the National Association of Manufacturers; and the Metropolitan Milwaukee Association of Commerce. He also serves on the advisory council of the Smithsonian National Postal Museum. Mr. Quadracci received a Bachelor of Arts in Philosophy from Skidmore College in 1991.

Mr. Quadracci will receive the same compensation as the other non-employee directors of the Company. The Board will make committee assignment for Mr. Quadracci at a future Board meeting.

There are no arrangements or understandings between Mr. Quadracci and any other person pursuant to which he was selected to serve as a director, nor does he have any familial relationship with any director or executive officer of the Company. There are not any transactions or relationships in which Mr. Quadracci has an interest requiring disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2020	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary